UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-21200

The Denali Fund Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: October 31

Date of Reporting Period: April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

THE DENALI FUND INC.

BOULDER FUNDS

APRIL 30, 2014 SEMI-ANNUAL REPORT NYSE: DNY

The Denali Fund Inc.	Letter from the Advisers
April 30, 2014

Dear Stockholders:

The last several months have been extremely busy for us as we continually work to navigate an uncertain market environment, while also moving forward with the proposed reorganization of The Denali Fund Inc. (the “Fund”), First Opportunity Fund, Inc., Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc. into a single surviving fund. I will speak more to the current market environment and provide commentary on the proposed reorganization later in this letter, but for now let us proceed with a review of the Fund’s performance.

For the six-month period ending April 30, 2014, the Fund generated a strong absolute return of 9.8% on net assets. Due to the strong absolute performance over the period, the Fund was able to outpace the 8.4% return generated by the S&P 500 Index, the 7.9% return generated by the Dow Jones Industrial Average (DJIA) and the 5.7% return generated by the NASDAQ Composite. As you can see in the chart below, the Fund has materially outperformed its benchmarks with the exception of the NASDAQ Composite since we became the investment advisers to the Fund in October of 2007.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Since October 2007**
DNY (NAV)	9.2%	9.8%	14.2%	15.6%	20.2%	6.7%
DNY (Market)	9.4%	7.8%	16.2%	13.0%	21.4%	5.3%
S&P 500 Index	6.2%	8.4%	20.4%	13.8%	19.1%	5.3%
DJIA	6.2%	7.9%	14.4%	11.8%	18.3%	5.6%
NASDAQ Composite	0.6%	5.7%	25.3%	14.2%	20.5%	7.0%

*	Annualized

** Annualized since October 2007, when the current Advisers became investment advisers to the Fund.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The Fund’s position in Berkshire Hathaway, Inc. (Berkshire Hathaway) was a key contributor to the Fund’s performance on an absolute and relative basis for the six-month period. Berkshire Hathaway generated an 11.7% return over the period, which outpaced the returns generated by the Fund’s benchmarks contributing to the Fund’s relative outperformance. As has been the case in prior periods, the large size of the Berkshire Hathaway position helped drive its overall contribution to the Fund’s performance as it accounted for roughly 26.3% of total assets at period end. As attested by the large size of the position, we continue to believe Berkshire Hathaway will be a solid contributor to the Fund’s performance over the long-run.

Semi-Annual Report | April 30, 2014	1

Letter from the Advisers	The Denali Fund Inc.
April 30, 2014

An additional key contributor to the Fund’s performance on an absolute and relative basis for the six-month period was the Fund’s position in Wells Fargo & Company (Wells Fargo). The contribution from the Wells Fargo position was driven by the 17.8% return generated by the position during the period, which was materially ahead of the returns generated by the Fund’s benchmarks. The large contribution to performance was also partially driven by its larger position size as Wells Fargo accounted for roughly 4.7% of total assets at period end. Despite continued weakness in the company’s mortgage banking business due to the market wide decline in refinancing originations, the company continues to perform well as it benefitted from solid growth across its other core business segments, further improvements in credit quality and disciplined cost management. We believe Wells Fargo is positioned to perform well over the long-run as we feel it is one of the best operators in the industry, is solidly capitalized and has the available capacity to drive solid loan growth.

Additional key contributors to performance on an absolute, as well as, relative basis were the Fund’s positions in Oracle Corporation and Cohen & Steers Infrastructure Fund, which generated returns for the period of 22.8% and 13.4%, respectively. Despite the material appreciation of each of these positions during the period, we continue to view them favorably and believe they should continue to be solid contributors to the Fund’s performance.

On the other end of the spectrum, a key detractor to the Fund’s performance on an absolute and relative basis was its position in Freeport McMoRan Copper & Gold Inc. (Freeport McMoRan). The Fund’s position in Freeport McMoRan generated a negative 4.7% return for the period with the negative impact on the Fund’s performance amplified by the larger weight of the position as it accounted for roughly 3.7% of total assets at period end. In January of this year, the Indonesian government announced the implementation of an export ban on key mineral ores and implemented a 20% tax on concentrate exports that would increase to 60% over a period of roughly three years. As Freeport McMoRan’s Indonesian operations account for a material portion of the company’s profitability and longer-term growth potential, the announcement had a negative effect on the price of the stock. The company believes the export ban on ores and implementation of the tax on concentrate exports does not apply to its operations as they violate the company’s pre-existing contract of work with the Indonesian government, which does not come up for renewal until 2021. The company is working closely with the Indonesian government to resolve the matter, but until a resolution is reached, the company is unable to export roughly 60% of its production from its Indonesian operations. We believe the company’s pre-existing contract of work provides the company with a strong defense against the recent export ban and concentrate tax implementation and expect a favorable resolution with the Indonesian government will be reached in the near-future. Outside of Indonesia, the company continues to deliver solid execution across its operations including its oil and gas operations, which we believe are underappreciated by the market. While the increased uncertainty in Indonesia is a definite concern, we continue to view the position favorably due to the company’s long-term growth prospects and low cost, diversified asset base combined with what we believe to be an attractively valued stock.

Another key detractor to performance on an absolute and relative basis for the period was the Fund’s position in Kohl’s Corporation, which generated a negative 2.3% return for the period and accounted for approximately 2.5% of total assets at period end. The poor performance of the position was driven by weaker underlying operating results at the company due to a shorter than normal holiday shopping season this year and weaker store traffic partially due to the severe winter weather affecting large portions of the country earlier this year. Despite the recent weak operational performance, the company appears well-positioned to deliver improving results

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The Denali Fund Inc.	Letter from the Advisers
April 30, 2014

through the rest of the year driven by multiple growth initiatives including the further roll-out of its loyalty program and beauty department re-models as well as an increased focus on national brands that should help increase customer traffic. Taken in combination with the company’s attractive dividend and regular share buybacks funded by solid free cash flow generation, we believe the company’s stock should provide solid returns over the long-run.

An additional detractor to performance for the period on an absolute and relative basis was the Fund’s position in Transocean Limited (Transocean), which generated a negative 7.7% return for the period. As part of our continuous portfolio monitoring process, we re-evaluated the investment thesis in Transocean and determined there were more attractive alternative investment opportunities available elsewhere resulting in the sale of the position during the period. A detractor to performance on a relative basis only was the Fund’s position in Midland Holdings Limited as it generated a positive return of 2.9% during the period.

In total, the Fund performed ahead of the expectations we laid out in the previous stockholder letter. As you will remember, it was our opinion that the market was fairly valued last fall and if there was further rapid market appreciation, the Fund would generate positive absolute returns, but would run the risk of underperforming on a relative basis. A rising tide will lift all boats, but we expected some boats would rise a little faster than others due to the nature of the tide’s rise. It was our belief that any further rapid appreciation in market values from that point would probably be driven by increasing optimism and risk-taking by market participants that would push market valuations higher than justified by the actual operational performance of the businesses that comprise the market. During such a period, market valuations will tend to move to premium levels. In such a market, the increased risk-taking will generally favor the stocks of more speculative companies over the stocks of the higher quality companies in which we invest.

This begs the question then: Why would we not reposition the Fund toward these more speculative stocks if we expected them to outperform? The answer is simple. An investment philosophy cannot be successful over the long-run if you are unable to maintain your discipline to it regardless of the market environment. The cold hard fact of investing is that no single investment strategy will work in every short-term market cycle and trying to shift one’s strategy to specific market conditions is an almost certain way to underperform the market. It is our belief that superior absolute returns can be delivered over the long-run as long as you remain disciplined to a strong investment philosophy. As I have stated many times in these letters, our philosophy is to invest in good companies at attractive valuations for the long- run and we firmly believe this philosophy has the capacity to outperform over the long-run. As a stockholder in the Fund, you can rest assured that your investment will always be managed in adherence to this philosophy regardless of the prevailing market environment.

So where do we stand today? After continued market appreciation in excess of underlying business fundamentals, we believe the general market has begun to trade at premium valuations. While we do not believe the market has reached a level of excessive valuation premiums, it has made it increasingly difficult to identify attractive new investment opportunities. If the market appreciates and moves further into premium valuation territory, we would expect the Fund to generate positive absolute returns, but continue to run the risk of underperforming relative to the benchmarks. This will especially be the case if stock valuations begin to trade at unreasonable premiums to their underlying businesses, at which point the Fund may rotate further into cash assets. Despite this possibility, we continue to believe the Fund’s portfolio is well positioned to deliver solid long-term returns due to its attractively valued investments in what we regard as high-quality, defensible businesses.

Semi-Annual Report | April 30, 2014	3

Letter from the Advisers	The Denali Fund Inc.
April 30, 2014

In the meantime, we will continue our efforts to address the Fund’s large share price discount. As you know, one of the actions currently being undertaken on this front is the proposed reorganization. As discussed in our prior letter to stockholders, our press release of November 2013 and other filings with the SEC, the completion of the reorganization is subject to requisite stockholder approvals and all regulatory requirements and customary closing conditions being satisfied. As a number of steps remain before the reorganization can be completed, there is still much to be done and we will continue to work to move the proposed reorganization forward. We believe it represents an important step forward in our efforts to better serve the Fund’s stockholders and indirectly addresses the Fund’s share price discount. We hope you will view the reorganization as favorably as we do.

As always, I would like to wish you all a safe and happy summer and I look forward to writing you again soon.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

June 10, 2014

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

This letter is not intended to, and does not, constitute an offer to sell, or solicitation of an offer to buy, shares of any of the Fund or Boulder Growth & Income Fund, Inc.; nor is this letter intended to solicit a proxy from any stockholder of any of the aforementioned funds. Such solicitations will only be made by a final, effective registration statement, which includes a definitive Joint Proxy Statement/Prospectus (the “Registration Statement”), after the Registration Statement is declared effective by the SEC.

INVESTORS AND SECURITY HOLDERS OF THE FUND ARE URGED TO READ THE REGISTRATION STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REORGANIZATIONS AND OTHER PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND EXPENSES OF THE SURVIVING FUND CAREFULLY. THE REGISTRATION STATEMENT WILL CONTAIN INFORMATION WITH RESPECT TO THE INVESTMENT OBJECTIVES, RISKS AND EXPENSES OF THE FUNDS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS.

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The Denali Fund Inc.	Letter from the Advisers
April 30, 2014

The Registration Statement will not constitute an offer to sell securities, nor will it constitute a solicitation of an offer to buy securities, in any state where such offer or sale is not permitted.

Security holders may obtain free copies of the Registration Statement and other documents (when they become available) filed with the SEC at the SEC’s web site at www.sec.gov. In addition, free copies of the Registration Statement and other documents filed with the SEC may also be obtained after effectiveness of the Registration Statement by calling (877) 561-7914.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund currently has Auction Rate Preferred Shares outstanding, which results in the use of leverage. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. The Fund utilizes leverage to seek to enhance the returns for its common stockholders over the long term; however, this objective may not be achieved in all interest rate environments. As a result of the failed auctions for the Auction Preferred Shares, the Fund pays Auction Rate Preferred Shareholders a dividend rate that is generally tied to short-term interest rates. This dividend rate has been and remains generally economical compared to the earnings of the Fund’s investments. However, to the extent that in the future short-term interest rates increase and the cost of this leverage increases, and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. Moreover, the Fund is required to maintain an asset coverage ratio of 200% on any outstanding Auction Rate Preferred Shares. If the Fund were unable to maintain the required asset coverage ratio, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so. Fund management and the Fund’s board of directors continue to explore other liquidity and leverage options, including borrowing through a credit facility; this may result in Preferred Shares being redeemed or repurchased in the future. Notwithstanding this, the board of directors may ultimately decide to leave the current Auction Rate Preferred Stock outstanding if, after evaluating liquidity solutions that would enable the Fund to redeem the Preferred Stock, the board determines that such solutions would be inconsistent with the interests of the Fund’s stockholders.

Semi-Annual Report | April 30, 2014	5

Financial Data	The Denali Fund Inc.
April 30, 2014 (Unaudited)

		Per Share of Common Stock
	Net Asset	Market	Dividend
	Value	Price	Paid
10/31/13	$ 24.93	$ 20.30	$ 0.00
11/30/13	24.81	19.70	0.00
12/31/13	24.84	19.23	0.75 *
1/31/14	24.16	19.26	0.00
2/28/14	24.86	19.52	0.00
3/31/14	25.80	20.46	0.00
4/30/14	26.37	21.07	0.00

* This distribution consisted of $0.75 per share long-term capital gain.

Investments as a % of Total Net Assets Available to Common Stock and Auction Preferred Shares

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The Denali Fund Inc.	Portfolio of Investments
April 30, 2014 (Unaudited)

Shares	Description	Value (Note 2)

LONG TERM INVESTMENTS 97.4%
DOMESTIC COMMON STOCKS 79.4%
Banks 4.8%
125,892	Wells Fargo & Co.	$6,249,279

Construction Machinery 1.1%
14,000	Caterpillar, Inc.	1,475,600

Diversified 26.3%
179	Berkshire Hathaway, Inc., Class A*	34,596,225

Diversified Financial Services 4.7%
111,300	JPMorgan Chase & Co.	6,230,574

Healthcare Products & Services 2.1%
27,300	Johnson & Johnson	2,765,217

Manufacturing 1.9%
18,000	3M Co.	2,503,620

Mining 3.7%
142,350	Freeport-McMoRan Copper & Gold, Inc.	4,892,570

Oil & Gas 0.9%
9,700	Chevron Corp.	1,217,544

Real Estate Investment Trusts (REITs) 13.7%
112,000	LTC Properties, Inc.	4,326,560
207,200	Ventas, Inc.	13,691,776

		18,018,336
Registered Investment Companies (RICs) 6.3%
366,952	Cohen & Steers Infrastructure Fund, Inc.	8,274,768

Retail 2.5%
59,000	Kohl’s Corp.	3,232,610

Software & Services 5.7%
19,100	International Business Machines Corp.	3,752,577
92,200	Oracle Corp.	3,769,136

		7,521,713
Technology Hardware & Equipment 4.3%
246,575	Cisco Systems, Inc.	5,698,348

See Accompanying Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	7

Portfolio of Investments	The Denali Fund Inc.
April 30, 2014 (Unaudited)

Shares	Description	Value (Note 2)
Tobacco Products 1.4%
45,000	Altria Group, Inc.	$1,804,950

TOTAL DOMESTIC COMMON STOCKS (Cost $58,617,042)		104,481,354

FOREIGN COMMON STOCKS 5.0%
Insurance 1.2%
6,700	Muenchener Rueckversicherungs AG	1,547,191

Pharmaceuticals 3.4%
14,500	Sanofi	1,569,492
55,000	Sanofi, ADR	2,959,000

		4,528,492
Real Estate 0.1%
100	Cheung Kong Holdings, Ltd.	1,703
200,000	Midland Holdings, Ltd.	83,839

		85,542
Real Estate Investment Trusts (REITs) 0.3%
390,199	Kiwi Income Property Trust	386,938

TOTAL FOREIGN COMMON STOCKS (Cost $4,255,095)		6,548,163

LIMITED PARTNERSHIPS 0.7%
30,000	Linn Energy LLC	855,600

TOTAL LIMITED PARTNERSHIPS (Cost $1,106,484)		855,600

HEDGE FUNDS 12.3%
	Ithan Creek Partners, LP*(1)(2)	16,226,133

TOTAL HEDGE FUNDS (Cost $7,000,000)		16,226,133

TOTAL LONG TERM INVESTMENTS (Cost $70,978,621)		128,111,250

SHORT TERM INVESTMENTS 2.7%
Money Market Funds 2.7%
3,256,354	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7 Day Yield - 0.010%	3,256,354

See Accompanying Notes to Financial Statements.
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The Denali Fund Inc.	Portfolio of Investments
April 30, 2014 (Unaudited)

Shares	Description	Value (Note 2)
Money Market Funds (continued)
300,000	JPMorgan Prime Money Market Fund, Capital Class, 7 Day Yield - 0.043%	$300,000

Total Money Market Funds (Cost $3,556,354)		3,556,354

TOTAL SHORT TERM INVESTMENTS (Cost $3,556,354)		3,556,354

TOTAL INVESTMENTS 100.1% (Cost $74,534,975)		131,667,604

OTHER ASSETS AND LIABILITIES (0.1%)		(88,115)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND AUCTION PREFERRED SHARES 100.0%		131,579,489

AUCTION PREFERRED SHARES REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(21,950,474)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$109,629,015

Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

*	Non-income producing security.
(1)

Fair valued security under procedures established by the Fund’s Board of Directors. Total market value of fair valued securities as of April 30, 2014 was $16,226,133, or 12.3% of total net assets available to common stock and auction preferred shares.

(2)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.

Percentages are stated as a percent of the Total Net Assets Available to Common Stock and Auction Preferred Shares.

See Accompanying Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	9

Portfolio of Investments	The Denali Fund Inc.
April 30, 2014 (Unaudited)

Regional Breakdown as a % of Total Net Assets Available to Common Stock and Auction Preferred Shares

United States	95.1%
France	3.4%
Germany	1.2%
New Zealand	0.3%
Hong Kong	0.1%
Other Assets and Liabilities	(0.1)%

See Accompanying Notes to Financial Statements.
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The Denali Fund Inc.	Statement of Assets and Liabilities
April 30, 2014 (Unaudited)

ASSETS:
Investments, at value (Cost $74,534,975) (Note 2)	$131,667,604
Foreign currency, at value (Cost $10,384)	10,774
Dividends receivable	68,352
Prepaid expenses and other assets	40,667

Total Assets	131,787,397

LIABILITIES:
Investment co-advisory fees payable (Note 3)	122,000
Legal and audit fees payable	39,742
Administration and co-administration fees payable (Note 3)	25,565
Printing fees payable	8,708
Directors’ fees and expenses payable	1,498
Accrued expenses and other payables	10,395

Total Liabilities	207,908

Total Net Assets Applicable to Common and Preferred Shareholders	$131,579,489

AUCTION PREFERRED SHARES:
$0.0001 par value, 2,000 shares authorized, 878 shares outstanding, liquidation preference of $25,000 per share (Note 6)	21,950,000
Accrued dividends on auction preferred shares	474

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$109,629,015

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 5)	$416
Paid-in capital in excess of par value of common stock	54,824,106
Undistributed net investment income	163,845
Accumulated net realized loss on investments sold and foreign currency related transactions	(2,493,213)
Net unrealized appreciation on investments and foreign currency transactions	57,133,861

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$109,629,015

Net Asset Value, $109,629,015/4,157,117 common stock outstanding	$26.37

See Accompanying Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	11

Statement of Operations	The Denali Fund Inc.
For the Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends	$1,337,414

Total Investment Income	1,337,414

EXPENSES:
Investment co-advisory fees (Note 3)	778,867
Administration and co-administration fees (Note 3)	146,965
Legal and audit fees	56,690
Directors’ fees and expenses (Note 3)	47,606
Transfer agency fees	9,259
Insurance fees	8,233
Custody fees	7,677
Printing fees	7,654
Preferred shares broker commissions and auction agent fees (Note 6)	3,389
Other	32,112

Total Expenses	1,098,452
Less fees waived by investment advisers	(62,339)

Net Expenses	1,036,113

Net Investment Income	301,301

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(190,083)
Foreign currency related transactions	145

(189,938)

Net change in unrealized appreciation of:
Investment securities	9,006,588
Foreign currency related translations	721

9,007,309

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,817,371

AUCTION PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(10,082)

Total Preferred Shares Transactions	(10,082)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$9,108,590

See Accompanying Notes to Financial Statements.
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The Denali Fund Inc.	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013

OPERATIONS:
Net investment income	$301,301	$730,015
Net realized gain/(loss) on investment securities and foreign currency related transactions	(189,938)	3,154,126
Net change in unrealized appreciation on investments and foreign currency related translations	9,007,309	18,216,218

	9,118,672	22,100,359

AUCTION PREFERRED SHARES
TRANSACTIONS:
Distributions from net investment income	(10,082)	(4,098)
Distributions from net realized capital gains	–	(23,495)

Total Auction Preferred Shares Transactions	(10,082)	(27,593)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	9,108,590	22,072,766

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	–	(204,904)
From net realized capital gains	(3,100,003)	(1,306,706)

Total Distributions: Common Stock	(3,100,003)	(1,511,610)

Net Increase in Net Assets Applicable to Common Stockholders	6,008,587	20,561,156

NET ASSETS:
Beginning of period	125,570,428	105,009,272

End of period (Including undistributed/(overdistributed) net investment income of $163,845 and $(127,374), respectively)	131,579,015	125,570,428

Auction Preferred Shares Par Value	(21,950,000)	(21,950,000)

Net Assets Applicable to Common Stockholders	$109,629,015	$103,620,428

See Accompanying Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	13

Statement of Cash Flows	The Denali Fund Inc.
For the Six Months Ended April 30, 2014 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding dividends on Auction Preferred Shares and gains on Auction Preferred Shares redemption	$9,118,672
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Proceeds from disposition of investment securities	2,292,185
Net sales of short-term investment securities	569,229
Net realized loss on investment securities	190,083
Net change in unrealized appreciation on investment securities	(9,006,588)
Net change in unrealized appreciation on foreign currency related transactions	(721)
Decrease in dividends receivable	216
Increase in prepaid expenses and other assets	(26,726)
Increase in investment co-advisory fees payable	1,123
Decrease in legal and audit fees payable	(24,500)
Increase in administration and co- administration fees payable	319
Increase in printing fees payable	4,569
Increase in directors’ fees and expenses payable	1,498
Decrease in accrued expenses and other payables	366

Net Cash Provided by Operating Activities	3,119,725

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(3,100,003)
Cash distributions paid on Auction Preferred Shares	(9,676)

Net Cash Used in Financing Activities	(3,109,679)

Effect of exchange rates on cash	721
Net increase in cash	10,767

Cash and foreign currency, beginning balance	$7
Cash and foreign currency, ending balance	$10,774

See Accompanying Notes to Financial Statements.
14	www.boulderfunds.net

Page Intentionally Left Blank.

Financial Highlights

For a Common Share Outstanding Throughout Each Period

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE
Net Asset Value - Beginning of Period

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

AUCTION PREFERRED SHARES TRANSACTIONS
Distributions paid from net investment income
Distributions paid from net realized capital gains
Gain on redemption of Auction Preferred Shares

Total Auction Preferred Shares Transactions

Net Increase from Operations Applicable to Common Stock

DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions paid from net investment income
Distributions paid from net realized capital gains
Distributions paid from tax return of capital

Total Distributions Paid to Common Stockholders

Common Stock Net Asset Value - End of Period

Common Stock Market Value - End of Period

Total Return, Common Stock Net Asset Value(c)
Total Return, Common Stock Market Value(c)

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
Ratio of net investment income to average net assets including waiver

SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000s)

See Accompanying Notes to Financial Statements.
16	www.boulderfunds.net

The Denali Fund Inc.

For the Six Months Ended April 30, 2014 (Unaudited)		For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011		For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

$24.93		$19.98	$18.02	$18.64		$15.66	$15.36

0.07		0.18	0.10	0.09		0.07	0.07
2.12		5.14	2.67	(0.20)		3.10	0.24

2.19		5.32	2.77	(0.11)		3.17	0.31

(0.00)	(b)	(0.00) (b)	(0.00) (b)	(0.00)	(b)	(0.02)	(0.04)
–		(0.01)	(0.01)	(0.01)		–	–
–		–	–	0.22		0.03	0.03

(0.00)	(b)	(0.01)	(0.01)	0.21		0.01	(0.01)

2.19		5.31	2.76	0.10		3.18	0.30

–		(0.05)	(0.02)	–		(0.08)	–
(0.75)		(0.31)	(0.78)	(0.72)		(0.12)	–
–		–	–	–		–	–

(0.75)		(0.36)	(0.80)	(0.72)		(0.20)	–

$26.37		$24.93	$19.98	$18.02		$18.64	$15.66

$21.07		$20.30	$16.55	$15.02		$15.67	$13.25

9.8%		27.2%	17.1%	1.3%		20.7%	2.0%
7.8%		25.1%	16.4%	0.4%		19.9%	17.6%

2.14	%(e)	2.19%	2.41%	2.64%		2.80%	3.30%
2.02	%(e)	2.07%	2.29%	N/A		N/A	N/A
0.47	%(e)	0.64%	0.42%	0.51%		0.38%	0.51%
0.59	%(e)	0.76%	0.54%	N/A		N/A	N/A

0%		11%	15%	7%		7%	25%
$109,629		$103,620	$83,059	$74,917		$77,505	$65,088

Semi-Annual Report | April 30, 2014	17

Financial Highlights	The Denali Fund Inc.

(a)	Calculated based on the average number of shares outstanding during each fiscal period.
(b)	Amount represents less than $(0.01) per share.
(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common stock market value assumes the purchase of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)

Expense and net investment income ratios do not include the effect of transactions with preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e., those listed under Hedge Funds on the Portfolio of Investments). Income ratios include income earned on assets attributable to Auction Preferred Shares outstanding.

(e)	Annualized.

The table below sets out information with respect to Auction Preferred Shares currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share(3)

04/30/14	$21,950	0.88	$149,863	$25,000
10/31/13	21,950	0.88	143,018	25,000
10/31/12	21,950	0.88	119,601	25,000
10/31/11	21,950	0.88	110,327	25,000
10/31/10	39,950	1.60	73,502	25,000
10/31/09	40,700	1.63	64,980	25,000

(1)	See Note 6.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of Auction Preferred Shares outstanding.
(3)	Excludes accumulated undeclared dividends.

See Accompanying Notes to Financial Statements.
18	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2014 (Unaudited)

NOTE 1. FUND ORGANIZATION

The Denali Fund Inc. (the “Fund”) is incorporated in Maryland, as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors of the Fund (the “Board”) may classify or re-classify any unissued shares of capital shares into one or more classes of preferred shares without the approval of stockholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee of the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

Semi-Annual Report | April 30, 2014	19

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2014 (Unaudited)

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the Hedge Fund manager according to the manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances. These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2014 (Unaudited)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stocks	$104,481,354	$–	$–	$104,481,354
Foreign Common Stocks	6,548,163	–	–	6,548,163
Limited Partnerships	855,600	–	–	855,600
Hedge Funds	–	–	16,226,133	16,226,133
Short Term Investments	3,556,354	–	–	3,556,354
TOTAL	$115,441,471	$–	$16,226,133	$131,667,604

*	For detailed descriptions, see the accompanying Portfolio of Investments.

During the six months ended April 30, 2014, there were no transfers between Levels 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Hedge Funds	Total
Balance as of October 31, 2013	$15,086,153	$15,086,153
Change in Unrealized Appreciation/(Depreciation)	1,139,980	1,139,980
Balance as of April 30, 2014	$16,226,133	$16,226,133
Net change in unrealized appreciation included in the Statements of Operations attributable to Level 3 investments held at April 30, 2014	$1,139,980	$1,139,980

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Semi-Annual Report | April 30, 2014	21

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2014 (Unaudited)

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

22	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2014 (Unaudited)

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with hedge funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Changes in Investment Policies: Effective August 1, 2011, the Board approved a proposal to eliminate the Fund’s non-fundamental policy limiting the Fund’s ability to invest more than (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate.

Distributions to Stockholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, per requirements under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions to stockholders are recorded by the Fund on the ex-dividend date.

In November 2008, the Securities and Exchange Commission (the “SEC”) issued an order (the “Order”) approving exemptive relief for the Fund from Section 19(b)-1 of the 1940 Act and Rule 19b-1 thereunder which limit how often the Fund may distribute long-term capital gains to stockholders. The Order permits the Fund pursuant to a managed distribution plan adopted by the Board to make distributions, including long-term capital gains, over the course of each year beginning in the fiscal year ended October 31, 2008. In December 2008, the Board approved adoption of a managed distribution plan (the “Plan”) for the fiscal year ended October 31, 2008, but the Plan was suspended prior to the end of such year. The Board has not reinstated the Plan or made distributions in reliance on the Order since 2008.

If the Board elects to make any managed distributions during the course of a year pursuant to the Plan, such distributions may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Accordingly, pursuant to the Plan, if reinstated, net income and short-term capital gains, while generally taxable at ordinary income rates, may be eligible, to the extent qualified dividend income is earned by the Fund, to be taxed at a lower long-term capital gains rate. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board may amend, suspend or terminate the Plan without prior notice to Fund stockholders. Stockholders should note that the amount and characterization of any managed distributions by the Fund is subject to change as a result of the performance of the Fund, market conditions and other factors.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Semi-Annual Report | April 30, 2014	23

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2014 (Unaudited)

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) (together, the “Advisers”) serve as co-advisers to the Fund. The Fund pays the Advisers a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually. The Advisers renewed the fee waiver for an additional one year term as of December 1, 2013.

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. The Lola Trust is also a stockholder of the Fund (See Note 6). Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). SIA receives 25% of the fees earned by the Advisers and BIA receives 75% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. The equity owners of FAS are EALLC and the Lola Trust.

24	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2014 (Unaudited)

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $8,000 per annum, plus $3,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the Board. The lead independent director of the Board receives $1,000 per meeting. The chairman of the Audit Committee receives an additional $1,000 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, and the following affiliates of the Fund: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum fee of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s Common Stock servicing agent, dividend-paying agent and registrar. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses. BNY Mellon also serves as the Fund’s Preferred Stock transfer agent, dividend disbursing agent and redemption agent.

NOTE 4. SECURITIES TRANSACTIONS

During the six months ended April 30, 2014, there were purchase and sale transactions (excluding short term securities) of $0 and $847,186, respectively.

NOTE 5. CAPITAL

As of April 30, 2014, the Fund has authorized a total of 999,998,000, $0.0001 par value common stock (the “Common Stock”), which may be converted into Preferred Shares.

Transactions in Common Stock were as follows:

	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Beginning Shares	4,157,117	4,157,117
Shares Sold	–	–
Shares Issued in Reinvestment of Distributions	–	–
Total	4,157,117	4,157,117

Semi-Annual Report | April 30, 2014	25

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2014 (Unaudited)

	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013

Less Shares Redeemed	–	–

Ending Shares	4,157,117	4,157,117

NOTE 6. PREFERRED SHARES

On February 7, 2003, the Fund issued 1,260 Series A Auction Preferred Shares (“Preferred Shares”). On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital shares as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”).

On October 23, 2009, the Fund retired 52 Preferred Shares, with a total par value of $1,300,000. Those shares were purchased at a discount, at $22,500 per share, resulting in a realized gain of $130,000.

On May 18, 2010, the Fund commenced an offer to purchase for cash up to 400 of its outstanding Series A Preferred Shares. Upon expiration of the tender offer on August 3, 2010, 30 Preferred Shares were validly tendered pursuant to the terms of the offer. Those 30 shares were tendered for an aggregate amount of approximately $637,500, or $21,250 per share. This resulted in a realized gain to the Fund of $112,500. The Fund subsequently retired the 30 Preferred Shares.

On June 22, 2011, the Fund commenced an offer to purchase for cash up to 720 of its outstanding Series A Preferred Shares. Upon expiration of the tender offer on July 22, 2011, 720 Preferred Shares were validly tendered pursuant to the terms of the offer. Those 720 shares were tendered for an aggregate amount of approximately $17,100,000, or $23,750 per share. This resulted in a realized gain to the Fund of $900,000. The Fund subsequently retired the 720 Preferred Shares.

Distributions to preferred stockholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates were reset every 7 days based on the results of an auction. In February 2008, the auction preferred shares market for closed-end funds became illiquid resulting in failed auctions for the Preferred Shares. As a result of the failed auctions, the Fund pays dividends at the maximum rate (set forth in the Fund’s governing document for the Preferred Shares), which prior to July 12, 2012, was set at 150% of the 7-day AA Financial Composite Commercial Paper Rate. On July 12, 2012, Moody’s Investors Service (“Moody’s”), one of two nationally recognized statistical rating organizations currently rating the Fund’s Preferred Stock announced that it has downgraded the Preferred Stock from Aaa to A2. This action occurred following a review by Moody’s of its ratings of the securities of all closed-end registered investment companies, which was undertaken in conjunction with the adoption of changes to the methodology Moody’s uses to rate securities issued by closed-end funds. The Fund’s Preferred Stock continues to have a credit rating in the highest rating category from Fitch Ratings. The downgrade resulted in an increase in the maximum rate at which the Fund pays dividends on the Preferred Shares from 150% to 160% of the 7-day AA Financial Composite Commercial Paper Rate.

26	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2014 (Unaudited)

For the six months ended April 30, 2014, distribution rates ranged from 0.08% to 0.11%. The Fund declared distributions to preferred stockholders for the period November 1, 2013 to April 30, 2014 of $10,082.

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing Common Stock and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Fund’s Statement of Preferences and the 1940 Act to maintain certain asset coverage with respect to the outstanding Preferred Shares. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of Common Stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate 0.25% and upon this date the annual rate was reduced to 0.05%, until further notice from the Fund. These fees are paid for failed auctions as well.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On April 30, 2014, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 3,196,432 shares of Common Stock of the Fund, representing approximately 76.9% of the total Common Stock outstanding. The Lola Trust is an affiliated person of the Fund, as that term is defined in the 1940 Act. Also see Note 3 – Management fees, Administration fees, and Other Agreements.

NOTE 8. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, effect redemptions and/or repurchases of its Preferred Shares and/or its Common Stock, in the open market or through private transactions; at the option of the Board and upon such terms as the Board shall determine.

The Fund did not repurchase any Preferred or Common Shares during the six months ended April 30, 2014 and the year ended October 31, 2013.

NOTE 9. TAX BASIS DISTRIBUTIONS

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of April 30, 2014.

Semi-Annual Report | April 30, 2014	27

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2014 (Unaudited)

As determined on October 31, 2013, permanent differences resulting primarily from different book and tax accounting for distributions and certain investments held by the Fund were reclassified at fiscal year-end. These reclassifications had no effect on the net increase in net assets resulting from operations, net asset value applicable to common stockholders or net asset value per common share of the Fund. Permanent book and tax basis differences of ($567,480), $585,876 and ($18,396) were reclassified at October 31, 2013 among overdistributed net investment income, accumulated net realized gains on investments, and paid-in capital, respectively, for the Fund.

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

For the Year Ended
October 31, 2013

Distributions paid from:
Ordinary Income	$596,736
Long-Term Capital Gain	942,467

Total	$1,539,203

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$528,298
Accumulated Capital Gain	3,379,560
Net Unrealized Appreciation	44,888,048

Total	$48,795,906

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

On April 30, 2014, based on cost of $79,174,888 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $53,234,763, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $742,047, resulting in net unrealized appreciation of $52,492,716.

NOTE 10. RESTRICTED SECURITIES

As of April 30, 2014, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

28	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2014 (Unaudited)

Restricted securities as of April 30, 2014 were as follows:

Issuer Description	Acquisition Date	Cost	Value as of April 30, 2014	Value as Percentage of Net Assets Available to Common Stock and Preferred Shares April 30, 2014

Ithan Creek Partners, LP	06/02/08	$7,000,000	$16,226,133	12.3%

NOTE 11. INVESTMENTS IN HEDGE FUNDS

As of April 30, 2014, the Fund had an investment in a Hedge Fund, which is reported on the Portfolio of Investments under the section titled Hedge Funds.

The Hedge Fund seeks to achieve capital appreciation through investment opportunities primarily in the financial services sector, with a particular focus on companies undergoing recapitalizations and sales of distressed assets. The Hedge Fund’s general partner, or investment manager, may, at their discretion, change the Hedge Fund’s investment objective and investment strategy at any time.

Since the investment in the Hedge Fund is not publicly traded, the Fund’s ability to make withdrawals from its investment in the Hedge Fund is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the Hedge Fund, or limited withdrawals allowable only during specified times during the year. In certain circumstances the Fund may not make withdrawals that occur within certain periods following the date of admission to the Hedge Fund. As of April 30, 2014, the Fund did not have any investments in hedge funds in which a suspension of withdrawals was in effect.

The following table summarizes the Fund’s investment in the Hedge Fund as of April 30, 2014.

Description	% of Net Assets as of April 30, 2014	Value as of April 30, 2014	Net Unrealized Appreciation as of April 30, 2014	Management fees	Incentive fees	Redemption Period/ Frequency

Ithan Creek Partners, LP	12.3%	$16,226,133	$9,226,133	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice

The Fund did not have any outstanding unfunded commitments as of April 30, 2014.

Semi-Annual Report | April 30, 2014	29

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2014 (Unaudited)

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, “Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements.” The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

NOTE 13. FUND REORGANIZATION

On November 4, 2013, BIA and SIA announced that the board of directors of each of the Fund, Boulder Total Return Fund, Inc. (“BTF”), First Opportunity Fund, Inc. (“FOFI”), and Boulder Growth & Income Fund, Inc. (“BIF” and, together with BTF, FOFI and the Fund, the “Funds”), have approved the reorganization of each of BTF, FOFI and the Fund (the “Target Funds”) into BIF, with BIF continuing as the surviving fund (each, a “Reorganization” and collectively, the “Reorganizations”). The Reorganizations are contingent upon stockholder approval of each Reorganization and other conditions and contemplate, among other things, the following action:

The assets of the Target Funds will be transferred to, and the liabilities of the Target Funds will be assumed by, BIF in exchange for shares of common stock of BIF (the “BIF Shares”). The BIF Shares will then be distributed to the respective Target Fund stockholders. The net asset value (not market value) of the BIF Shares received by the Target Fund stockholders in the Reorganization will equal the aggregate net asset value (not market value) of the respective Target Fund shares held by such stockholders as of the valuation date.

Certain other actions contemplated by the Reorganizations have been approved by the applicable boards, subject to stockholder approval.

Prior to consummation of the Reorganizations, each Fund is expected to distribute estimated undistributed net investment income and realized capital gains, if any exists. The majority of the distribution will take place in the regular year-end distributions of net investment income, if any, and capital gains realized, if any, during the current year for each Fund. Any residual income and realized gain will be distributed in 2015.

30	www.boulderfunds.net

The Denali Fund Inc.	Additional Information
April 30, 2014 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website located at http://www.boulderfunds.net; (2) on the SEC’s website at www.sec.gov; or (3) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, on the Fund’s website, located at http://www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.boulderfunds.net.

FUND BYLAWS AND CHARTER

The Fund last amended its Charter effective January 19, 2010, and last amended its Bylaws effective July 30, 2010.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Semi-Annual Report | April 30, 2014	31

Additional Information	The Denali Fund Inc.
April 30, 2014 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

32	www.boulderfunds.net

The Denali Fund Inc.	Summary of Distribution Reinvestment Plan
April 30, 2014 (Unaudited)

Computershare (“Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then current shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common shares of the Fund (“Shares”), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the NYSE (or if the Shares are not listed on the NYSE, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any

Semi-Annual Report | April 30, 2014	33

Summary of Distribution Reinvestment Plan	The Denali Fund Inc.
April 30, 2014 (Unaudited)

applicable withholding tax. Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

34	www.boulderfunds.net

The Denali Fund Inc.	Summary of Distribution Reinvestment Plan
April 30, 2014 (Unaudited)

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Plan Agent at 1-866-228-4853.

Semi-Annual Report | April 30, 2014	35

Board of Directors’ Approval of the Investment Advisory Agreements	The Denali Fund Inc.
April 30, 2014 (Unaudited)

DISCUSSION REGARDING THE BOARD OF DIRECTORS’ APPROVAL

OF THE INVESTMENT ADVISORY AGREEMENTS

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on November 4, 2013, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies (the “Peer Group”); (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized if the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also met with representatives of, and received a report prepared by, an independent research firm, Morningstar, Inc. (“Morningstar”), comparing the Fund’s performance and advisory fees and expenses to a group of closed-end funds determined to be most similar to the Fund in each case as determined by Morningstar (the “Peer Group”). The Board also considered information received from the Advisers throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

36	www.boulderfunds.net

The Denali Fund Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
April 30, 2014 (Unaudited)

In advance of the November 4, 2013 Board meeting, the Independent Directors held two special telephonic meetings with counsel to the Fund and the Independent Directors. One of the principal purposes of the meetings was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the November 4, 2013 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board was satisfied that the Advisers’ investment personnel would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in 2007, as compared to both relevant indices and the performance of the Peer Group. The Board noted that based on its net asset value performance, the Fund outperformed the Standard & Poor’s 500 Index (the “S&P 500”), the Fund’s primary relevant benchmark, as well as the Dow Jones Industrial Average (“Dow Jones”) for the one-year period ended September 30, 2013 and since October 2007 when the Advisers were engaged by the Fund, however underperformed the NASDAQ Composite Index (the “NASDAQ Composite”) during the same time periods. The Board further noted that the Fund underperformed the S&P 500 Index, Dow Jones and NASDAQ Composite for the quarter, six-month, three-year and five-year periods ended

Semi-Annual Report | April 30, 2014	37

Board of Directors’ Approval of the Investment Advisory Agreements	The Denali Fund Inc.
April 30, 2014 (Unaudited)

September 30, 2013. The Board further noted that the Fund outperformed its Peer Group for the one- and ten-year periods ended September 30, 2013. However, the Board noted that the Fund underperformed its Peer Group for the three- and five-year periods ended September 30, 2013. The Board discussed with the Advisers the Fund’s recent underperformance, noting that the Advisers have made recent adjustments to the Adviser’s strategies. The Board was satisfied that the Advisers were appropriately focused on improving the investment performance of the Fund.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Peer Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers. The Advisers discussed with the Board certain factors justifying the advisory fee including, but not limited to: the Fund’s asset allocation strategy, which increases the workload, burden and responsibility beyond that typically assumed by other money managers; the Advisers’ stock skill selection; and the time associated with the discipline of concentrated investing.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund.

Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. Although the Board noted that the Advisers do not anticipate that they are likely to experience any meaningful economies of scale with respect to their management of the Fund, the Board, as described below, determined that it would be in the best interests of the Fund and its stockholders to obtain a voluntary fee waiver to provide more immediate benefits to the stockholders.

38	www.boulderfunds.net

The Denali Fund Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
April 30, 2014 (Unaudited)

Fee Waiver

The Board noted the current fee arrangement in place for the Fund under the Advisory Agreements. They noted that the Advisers receive an annual fee, payable monthly, of 1.25% of the value of the Fund’s average monthly total net assets, including any leverage. The Board further noted the current one-year voluntary fee waiver whereby the Advisers have agreed to waive a portion of the advisory fee equal to 10 basis points (0.10%) of the value of the Fund’s average monthly total net assets, including any leverage. This fee waiver will reduce the annual fee payable to the Advisers to 1.15% of the value of the Fund’s average monthly total net assets, including any leverage, through December 1, 2014. The Board also noted that effective as of October 1, 2013, the fee split amongst the Adviser was revised so that SIA receives 25% of the fees earned by the Advisers and BIA receives 75% of the fees earned by the Advisers. The Board concluded that the fee under the Advisory Agreements, as modified by the voluntary fee waiver, was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of September 30, 2013, the Lola Trust and other entities affiliated with the Horejsi family held approximately 76.9% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

Semi-Annual Report | April 30, 2014	39

Notes	The Denali Fund Inc.

Directors	Richard I. Barr
Susan L. Ciciora
Dr. Dean L. Jacobson
Joel W. Looney
Steven K. Norgaard

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare
480 Washington Blvd
Jersey City, NJ 07310

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul Hastings LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

c /o Computershare Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

No reportable changes for the period covered by this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibits 99.302(i)CERT and 99.302(ii)CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE DENALI FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date: July 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date: July 8, 2014

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date: July 8, 2014